UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________

FORM 8−K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 23, 2015
(Date of earliest event reported)

Firsthand Technology Value Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814−00830 (Commission File Number)	27−3008946 (IRS Employer Identification Number)
150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)

(800) 976−8776
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
[ ]	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
[ ]	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01	Other Events

On January 23, 2015, Firsthand Technology Value Fund, Inc. (the “Fund”) issued a press release announcing the preliminary results of its Tender Offer.  The Tender Offer expired at 12:00 midnight, New York City Time, on January 22, 2015.

A copy of the Press Release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of Firsthand Technology Value Fund, Inc. issued on January 23, 2015 entitled “Firsthand Technology Value Fund, Inc. Announces Preliminary Results of Tender Offer.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
January 23, 2015
	By:	/s/KEVIN LANDIS
Kevin Landis
President

Exhibit Index

Exhibit No. 99.1	Press Release of Firsthand Technology Value Fund, Inc. issued on January 23, 2015 entitled "Firsthand Technology Value Fund, Inc. Announces Preliminary Results of Tender Offer.”